UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09995

T. Rowe Price Global Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Shareholders

Global Technology Fund	June 30, 2014

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

As we wrote you in January, we entered 2014 concerned about valuations among leading tech companies, which had made it difficult to find new investment opportunities. This challenge diminished significantly in March and April, however, as many fast-growing tech stocks fell sharply and valuations became attractive to us once again. We made significant changes to the portfolio as a result and are pleased to report that these changes resulted in stellar performance for the fund in the first half of its fiscal year. Our focus remains on our longer-term results, however, and we caution shareholders that our early performance this year should not be extrapolated into the future. Indeed, we believe that muted stock returns are likely in the short term, even as leading technology companies are poised to continue growing rapidly and seizing market share.

PERFORMANCE COMPARISON

Our fund advanced 16.42% in the first half of its fiscal year, easily outpacing the 8.67% return of the MSCI All Country World Index Information Technology and more than doubling the 7.16% gain of the Lipper Global Science/Technology Funds Index. While our focus is always on long-term results, we are pleased to note that the fund’s strong performance helped it rank first among its peers over all major time periods ended June 30, 2014. Based on cumulative total return, Lipper ranked the Global Technology Fund 1 of 45, 1 of 40, 1 of 30, and 1 of 19 global science/technology funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2014, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Stocks performed well in the first half of our fiscal year and managed to build on 2013’s substantial gains. Investors were encouraged by a pattern of better-than-expected earnings growth, as many corporations managed to find ways to increase profit margins even as overall economic growth remained modest. The economy surprised nearly all observers by contracting at an annualized rate of 2.9% in the first quarter—its worst showing since the end of the “Great Recession” in early 2009. Investors took news of the contraction largely in stride, however, as many indicators suggested that the slowdown was temporary and due in large part to the unusually severe winter weather in much of the country.

Indeed, better economic data later in the spring helped the major indexes reach new highs in June. The pace of monthly payroll gains picked up substantially from February onward, with employers adding jobs at the fastest pace since 1999, by some measures. Signs that many important export markets in Europe and elsewhere were finally on firmer footing also boosted sentiment as the period came to a close. Among those expecting a rebound in economic growth in the latter half of the year were Federal Reserve officials who tapered the central bank’s purchases of long-term assets, citing improvement in the labor market, increasing business and household spending, and diminishing restraint from fiscal policy.

Technology stocks performed well in the first half of the year and outpaced the overall market on a global basis; the sector performed even better within the U.S. but outperformed the broader market to a lesser extent. The hardware and semiconductor industries saw the best gains among the major segments, while IT services firms performed worst. A rising level of merger and acquisition activity and some high-profile initial public offerings characterized the period, but the most notable development was a V-shaped sell-off and rebound among many of the fastest-growing and highly valued stocks in the sector, as well as among biotechnology stocks. No single event appeared to spark the sell-off, although it seemed to gather steam following hints that the Federal Reserve could raise short-term interest rates sooner than expected. A growing sense of risk aversion following the Russian incursion into Ukraine and worrisome economic data from China may also have been to blame. In any event, statements from the Fed that rates would remain low, better economic data, and waning geopolitical worries helped many—but not all—of the fast growers reverse their losses by the end of June.

PORTFOLIO REVIEW

The fund saw good returns from a wide range of its holdings, with only its small positions in consumer discretionary and telecommunication services stocks detracting overall from gains. In our last letter, we wrote of our optimism for semiconductor shares, which appeared to be benefiting from an upturn in the highly cyclical global semiconductor industry. In fact, the segment turned out to be our top contributor for the period, with good results from a number of both digital and analog semiconductor makers. As semi demand has grown, however, companies have responded as they have in the past by adding too much new capacity, and we expect that the cycle is now in its eighth or ninth inning. As a result, we have harvested profits on many of our leading holdings, including NXP Semiconductors, Avago Technologies, and Taiwan Semiconductor Manufacturing. Providers of capital equipment for the industry face a lagging cycle, as they are likely to continue to gather new orders even as final demand peaks and then declines. We would judge that this segment is in only the third or fourth inning, and we are maintaining our positions in leading firms such as Lam Research, Applied Materials, and ASML. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In other segments, many of our top contributors were due to opportunistic purchases. Those who pay regular attention to the markets might be surprised that Netflix was one of our leading contributors in the period, since the stock suffered a well-publicized tumble in the spring and declined nearly a third from its peak. We took advantage of the decline to add significantly to our position, however, and we benefited proportionately as the stock climbed back near its highs as our reporting period ended. A similar dynamic was at work with our investment in online professional networking firm LinkedIn, which was another top contributor. The pattern was even more pronounced here, however, as the stock fell throughout much of the first half of the year and had yet to regain much of its lost ground by the end of June.

Software firms salesforce.com, ServiceNow, Proofpoint, and NetSuite followed a similar pattern. These leading vendors of cloud-based software continued to take market share away from traditional providers but sold off sharply in late February and early March. We took advantage of the pullback in all of these stocks to add significantly to our positions, which aided results later in the period. We were particularly pleased to be able to add to our holding in NetSuite, as the stock is thinly traded due to the large ownership position of Oracle founder Larry Ellison.

The springtime sell-off provided us with entry points into new positions, as well. One of our largest contributors was TripAdvisor, which is growing rapidly as it achieves scale and becomes the default site for consumers looking for information on hotels and other accommodations—a position that gives it important leverage to expand its bookings business. We saw very good results from a new investment in Stratasys, which trails only rival 3-D Systems in the booming market for 3-D printers and production systems but is much more attractively priced. The company recently announced a move into the consumer market through its acquisition of MakerBot, which was well received by investors.

We greatly reduced our holding in Apple over the period, but not before the tech behemoth made a substantial contribution to results. The stock benefited in recent months from stock buybacks as well as growing excitement over its upcoming iPhone 6. However, we think Apple’s growth prospects are limited due to its poor record in the cloud—as evidenced by iRadio—and the muted potential of its iPhone business. With the stock up 30% off its lows, we determined the company’s future earnings potential, while undeniably robust, was fully valued by the market.

We suffered relatively few disappointments in the first half of the year, but many of them were in holdings that we have since exited. One leading detractor was Japanese firm SoftBank, which we owned mainly as a way to access what we see as the tremendous potential of Chinese online retailer Alibaba. Recently, Alibaba announced its plans for a massive initial public offering in the U.S. market at a price and structure that are much more appealing than we had anticipated. We would not be surprised to find ourselves investing again in Alibaba; this time, directly. We also saw poor results from Twitter, which has performed poorly as early investors (including ourselves) have taken advantage of the expiration of the lock-out period following its initial public offering to liquidate shares and harvest profits.

Finally, we should mention the negative contribution of Amazon.com, which turned lower earlier than many high-valued companies and has failed to recapture the losses it suffered early in the year. Amazon has continued to invest heavily in its business, which has depressed earnings even as it has enjoyed robust revenue growth in most of its segments. We find that many investors are unwilling to look beyond current spending cycles, which can create opportunities for longer-term investors such as ourselves. Recent increases in gross margins and profits at Amazon suggest that the company has significant earnings potential, once it pulls back on spending, and its current valuation seems very reasonable given that it is poised to become the dominant global online retailer as well as the dominant cloud computing vendor. By the end of the period, Amazon had replaced Apple as our largest holding.

OUTLOOK

As our trading pattern in recent months indicates, we were not unsettled by the pullback in high-growth stocks in the late winter and early spring. Even as the stocks of many leading companies fell sharply, our investment thesis remained unchanged, and we took advantage of the better valuations to add to many of our positions. As a result, the composition of the portfolio changed markedly, which can be seen in the Industry Diversification table on page 4. Most notably, our media allocation expanded substantially, due in large part to major additions to our holdings of LinkedIn and Amazon. Much of this addition was funded through a steep drop in our semiconductor allocation as well as in our holdings of Apple, which went from roughly 10.4% to 2.3% of the portfolio. In general, we were able to upgrade the quality of the portfolio, as we see it, with more of the fund concentrated in names with superior long-growth prospects.

We are pleased with this improvement, as well as with the portfolio’s performance as many of our investments rebounded later in the spring. In another sense, however, the recovery has left us back where we started the period—somewhat uneasy about valuations and looking to find ways to become more defensive in the fund without undermining its long-term growth potential. In this vein, we have made several investments lately in what we term “compounders”—technology-oriented companies in other industries that are poised to enjoy modest double-digit earnings over the longer term. Examples of such positions are Liberty Global and Discovery Communications, media firms that are adeptly exploiting the growth of digital broadcasting, as well as Visa, which is exploiting technology to bolster its leading position in global payments processing. Generally, these firms offer much more attractive valuations than can be found among fast-growing technology firms while having more appealing growth prospects than are available among technology incumbents such as Microsoft or Hewlett-Packard.

As you know, one advantage of our fund is that it can search globally for opportunities, and we have redoubled our efforts in this area, as well, in response to the generally full valuations among U.S. firms. One of our interesting new investments has been in Qunar Cayman Islands, an online travel company that actually operates in China. We are hopeful that Qunar is set to become the Priceline of China— a market in which Priceline itself is largely barred from competing. Qunar has already seen success in building its flight reservation business, and it is now investing heavily in the underdeveloped hotel market. Many Chinese hotels have no online booking system at all, and Qunar is placing itself in an enviable position by being the first to market. While this is an expensive and time-consuming task, Qunar’s earnings should resume an even stronger upward trajectory once it is completed—another example, we think, of the importance of looking beyond today’s spending in evaluating a company’s prospects.

In general, we are comfortable with the holdings in the portfolio, but the high valuations of many of the best companies in our investment universe do not seem to leave much room for appreciation in the short term. As a result, we are casting our net a bit wider and farther in the search for opportunities. In this search, we are pleased to draw on the insights of analysts who are focused both on specific regions and industries, a research structure that we believe provides us unique advantages. We look forward to updating you on our efforts in six months.

Respectfully submitted,

Joshua K. Spencer
President of the fund and chairman of its Investment Advisory Committee

July 16, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks have historically experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper Global Science/Technology Funds Index: An index of science and technology mutual fund performance returns of funds that invest in technology companies around the world for specified periods as tracked by Lipper Inc.

MSCI All Country World Index Information Technology: An index that tracks information technology stocks in developed and emerging markets.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/14
Amazon.com	8.9%
LinkedIn	7.6
Liberty Global	7.2
Google	4.7
ASML	4.5
Visa	4.3
Priceline	4.1
salesforce.com	4.1
SoftBank	4.0
NetSuite	3.8
Discovery Communications	3.7
Stratasys	3.5
Tesla Motors	3.2
Charter Communications	2.9
Proofpoint	2.8
Baidu	2.6
Concur Technologies	2.5
Apple	2.3
ServiceNow	1.6
Applied Materials	1.5
VMware	1.5
ARM Holdings	1.4
Pandora Media	1.3
iRobot	1.3
Lam Research	1.2
Total	86.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 96.4%		
HARDWARE 6.7%		
Consumer Electronics 2.3%		
Apple	310,200	28,827
		28,827
Enterprise Hardware 4.4%		
Sony (JPY)	197,700	3,282
Stratasys (1)	383,956	43,629
Zebra Technologies (1)	89,700	7,384
		54,295
Total Hardware		83,122
HEALTH CARE 0.6%		
Healthcare Services 0.6%		
Castlight Health, Class A, Acquisition Date: 4/26/12 Acquisition Cost $3,045 (1)(2)	504,420	7,284
Veeva Systems, Class A (1)	8,100	206
Total Health Care		7,490
IT SERVICES 5.2%		
IT Services 5.2%		
Bazaarvoice (1)	612,400	4,832
Rackspace Hosting (1)	203,462	6,848
Visa, Class A	253,700	53,457
Total IT Services		65,137
MEDIA 45.0%		
Cable/Satellite 2.9%		
Charter Communications, Class A (1)	232,200	36,776
		36,776

Internet E-Commerce 15.0%		
Amazon.com (1)	343,900	111,692
Coupons.com, Lock-Up Shares, Acquisition Date: 6/1/11 Acquisition Cost $1,080 (1)(2)	78,915	1,972
MakeMyTrip (1)	66,977	2,353
MercadoLibre	57,000	5,438
Priceline (1)	42,690	51,356
Qunar Cayman Islands, ADR (1)	496,090	14,163
TripAdvisor (1)	2,300	250
		187,224
Internet Media 16.2%		
Baidu, ADR (1)	172,100	32,150
Google, Class A (1)	16,800	9,823
Google, Class C (1)	84,300	48,496
LinkedIn (1)	554,074	95,007
Pandora Media (1)	571,800	16,868
Youku.com, Class A, Acquisition Date: 9/15/10 - 6/14/11 Acquisition Cost $— (1)(2)	2	—
		202,344
Media & Entertainment 10.9%		
Discovery Communications, Class A (1)	624,190	46,365
Liberty Global, Class A (1)	177,950	7,869
Liberty Global, Class C (1)	1,946,000	82,335
Netflix (1)	600	264
		136,833
Total Media		563,177
MISCELLANEOUS 3.2%		
Miscellaneous 3.2%		
Tesla Motors (1)	166,300	39,922
Total Miscellaneous		39,922

SEMICONDUCTORS 10.5%

Analog Semiconductors 1.1%		
ON Semiconductor (1)	659,800	6,030
Semtech (1)	293,800	7,683
		13,713
Digital Semiconductors 2.2%		
ARM Holdings (GBP)	1,166,944	17,595
Atmel (1)	887,700	8,318
IQE (GBP) (1)	3,002,466	1,143
		27,056
Semiconductor Capital Equipment 7.2%		
Applied Materials	824,700	18,597
ASML Holding (EUR)	610,817	56,883
Lam Research	226,600	15,314
		90,794
Total Semiconductors		131,563

SOFTWARE 20.8%

Applications Software 13.0%		
Aveva (GBP)	153,033	5,337
Concur Technologies (1)	331,106	30,905
Cvent (1)	125,644	3,655
Fleetmatics (1)	191,130	6,181
Marketo (1)	123,272	3,585
NetSuite (1)	546,742	47,501
New Relic, Acquisition Date: 8/29/13 Acquisition Cost $253 (1)(2)(3)	14,512	420
Salesforce.com (1)	881,400	51,192
Ultimate Software Group (1)	95,787	13,235
		162,011

TELECOM SERVICES 4.0%		
Long Distance/Data 0.0%		
Akamai Technologies (1)	4,700	287
		287
Wireless - International 4.0%		
SoftBank (JPY)	673,300	50,133
		50,133
Total Telecom Services		50,420
Total Common Stocks (Cost $1,034,834)		1,205,638
CONVERTIBLE PREFERRED STOCKS 1.0%		
IT SERVICES 0.1%		
IT Services 0.1%		
Apptio, Series D, Acquisition Date: 3/9/12 Acquisition Cost $1,134 (1)(2)(3)	63,288	1,436
Total IT Services		1,436
MEDIA 0.0%		
Internet E-Commerce 0.0%		
Peixe Urbano, Series C, Acquisition Date: 12/5/11 Acquisition Cost $1,364 (1)(2)(3)	41,445	1
Total Media		1
SOFTWARE 0.5%		
Applications Software 0.2%		
New Relic, Series A, Acquisition Date: 4/17/13 Acquisition Cost $31 (1)(2)(3)	1,798	52
New Relic, Series E, Acquisition Date: 1/9/13 Acquisition Cost $899 (1)(2)(3)	51,646	1,495

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Global Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 29, 2000. The fund seeks to provide long-term capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $40,000 for the six months ended June 30, 2014.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2014, totaled $2,428,000 for the six months ended June 30, 2014. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,345,114,000 and $1,198,832,000, respectively, for the six months ended June 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2014, the cost of investments for federal income tax purposes was $1,091,952,000. Net unrealized gain aggregated $170,173,000 at period-end, of which $175,269,000 related to appreciated investments and $5,096,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2014, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $311,000 for T. Rowe Price Services, Inc.; and $29,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds.

The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Technology Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 18, 2014